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                                                                  Exhibit 10.10B

                               AMENDMENT NO. 2 TO
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT

                  AMENDMENT NO. 2, dated as of September 17, 2001 (this "AMENDMENT") to that certain Revolving Credit and Term Loan Agreement dated as of June 29, 1999, as amended by Amendment No. 1, dated as of June 26, 2000, and as may be further amended, modified, restated or supplemented from time to time (the "LOAN AGREEMENT") among THE PENN TRAFFIC COMPANY ("Penn Traffic"), DAIRY DELL, INC., BIG M SUPERMARKETS, INC. and PENNY CURTISS BAKING COMPANY, INC. (individually, each a "BORROWER" and collectively, the "BORROWERS"), the Lenders listed therein (collectively, the "LENDERS"), FLEET CAPITAL CORPORATION, as Administrative Agent for the Lenders (in such capacity, the "AGENT"), GMAC BUSINESS CREDIT, LLC, as documentation agent, and AMSOUTH BANK and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as co- agents is made by, between and among the Borrowers, the Lenders and the Agent. Capitalized terms used herein, except as otherwise defined herein, shall have the meanings given to such terms in the Loan Agreement.

                  WHEREAS, the Borrowers have requested that the Lenders agree to amend the Loan Agreement to adjust the Consolidated EBITDA covenant to take into account, among other things, the startup costs associated with expanding its customer loyalty card program.

                  WHEREAS, the Borrowers, the Agent and the Lenders have agreed to amend the Loan Agreement pursuant to the terms and conditions set forth herein.

                  WHEREAS, the Agent and the Lenders wish to confirm the Commitments of the Lenders as of the date hereof.

                  NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements hereinafter set forth, the parties hereto agree as follows:

                  1. AMENDMENT TO LOAN AGREEMENT. The Loan Agreement is hereby amended as of September 17, 2001 (the "Effective Date"), subject to the fulfillment of the conditions under Section 6 hereof, to add the following proviso at the end of Section 8.14 of the Loan Agreement:

                  "provided, that solely for the purpose of the requirements of this Section 8.14 and without any effect upon any other provision of this Agreement or the definition of Consolidated EBITDA, $10,000,000 shall be added to Consolidated EBITDA calculated for the four consecutive Fiscal Quarter periods ending on each of the
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                  third and fourth Fiscal Quarters of Fiscal Year 2002 and on each of the first, second, third and fourth Fiscal Quarters of Fiscal Year 2003."

                  2. REPRESENTATIONS AND WARRANTIES. As an inducement to the Lenders to enter into this Amendment, each of the Borrowers hereby represents and warrants to the Lenders and agrees with the Lenders as follows:

                           (a) It has the power and authority to enter into this
                  Amendment and has taken all corporate action required to authorize its execution, delivery, and performance of this Amendment. This Amendment has been duly executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms. The execution, delivery, and performance of this Amendment will not violate its certificate of incorporation or by-laws or any agreement or legal requirements binding upon it.

                           (b) As of the date hereof and after giving effect to
                  the terms of this Amendment: (i) the Loan Agreement is in full force and effect and constitutes a binding obligation of the Borrowers, enforceable against the Borrowers and owing in accordance with its terms; (ii) the Obligations are due and owing by the Borrowers in accordance with their terms; and
                  (iii) Borrowers have no defense to or setoff, counterclaim, or claim against payment of the Obligations and enforcement of the Loan Documents based upon a fact or circumstance existing or occurring on or prior to the date hereof.

                  3. COMMITMENTS OF LENDERS. Each Lender party hereto, and the Agent, confirms that Annex A annexed hereto sets forth the Commitment of such Lender as of the date hereof. The Swing Line Lender confirms that the Commitment of the Swing Line Lender is as set forth in Section 2.12 of the Loan Agreement.

                  4. NO IMPLIED AMENDMENTS. Except as expressly provided herein, the Loan Agreement and the other Loan Documents are not amended or otherwise affected in any way by this Amendment.

                  5. ENTIRE AGREEMENT; MODIFICATIONS; BINDING EFFECT. This Amendment constitutes the entire agreement of the parties with respect to its subject matter and supersedes all prior oral or written understandings about such matter. Each of the Borrowers confirms that, in entering into this Amendment, it did not rely upon any agreement, representation, or warranty by the Agent or any Lender except those expressly set forth herein. No modification, rescission, waiver, release, or amendment of any provision of this Amendment may be made except by a written agreement signed by the parties hereto. The provisions of this Amendment are binding upon and inure to the benefit of the representatives, successors, and assigns of the parties hereto; provided, however, that no interest herein or obligation hereunder may be assigned by any Borrower without the prior written consent of the Required Lenders.


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                  6. EFFECTIVE DATE. This Agreement shall become effective on the Effective Date subject to the fulfillment of the following conditions:

                           (i) No Event or Event of Default shall have occurred
                  and there shall have been no material adverse change in the business or financial condition of any of the Borrowers.

                           (ii) The Borrowers shall deliver to the Agent a
                  certificate of the Borrowers' Chief Executive or Chief Financial Officer with respect to Section (i) above and such other instruments and documents as the Agent shall reasonably request.

                           (iii) The Agent shall have received an original
                  counterpart of this Amendment, duly executed and delivered by the Borrowers and the Required Lenders.

                  7. COUNTERPARTS. This Amendment may be executed in any number of counterparts, and by each party in separate counterparts, each of which is an original, but all of which shall together constitute one and the same agreement.

                  8. GOVERNING LAW. This Amendment is deemed to have been made in the State of New York and is governed by and interpreted in accordance with the laws of such state, provided that no doctrine of choice of law shall be used to apply the laws of any other state or jurisdiction.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

                                       BORROWERS:


                                       THE PENN TRAFFIC COMPANY


                                       By:
                                            ------------------------------------
                                            Title:

                                       DAIRY DELL, INC.


                                       By:
                                            ------------------------------------
                                            Title:

                                       BIG M SUPERMARKETS, INC.


                                       By:
                                            ------------------------------------
                                            Title:

                                       PENNY CURTISS BAKING COMPANY
                                       INC.


                                       By:
                                            ------------------------------------
                                            Title:


                                       ADMINISTRATIVE AGENT:


                                       FLEET CAPITAL CORPORATION


                                       By:
                                            ------------------------------------
                                       Title:


                                       SWING LINE LENDER:


                                       FLEET CAPITAL CORPORATION


                                       By:
                                            ------------------------------------
                                       Title:


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                                       LENDERS:

                                       FLEET CAPITAL CORPORATION


                                       By:
                                            ------------------------------------
                                            Title:


                                       GMAC BUSINESS CREDIT, LLC


                                       By:
                                            ------------------------------------
                                            Title:


                                       AMSOUTH BANK


                                       By:
                                            ------------------------------------
                                            Title:


                                       BANK OF AMERICA NATIONAL TRUST
                                       AND SAVINGS ASSOCIATION


                                       By:
                                            ------------------------------------
                                            Title:


                                       HELLER FINANCIAL, INC.


                                       By:
                                            ------------------------------------
                                            Title:


                                       LASALLE BUSINESS CREDIT, INC.


                                       By:
                                            ------------------------------------
                                            Title:


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                                       CITIZENS BUSINESS CREDIT COMPANY


                                       By:
                                            ------------------------------------
                                            Title:


                                       THE CIT GROUP/BUSINESS CREDIT, INC.


                                       By:
                                            ------------------------------------
                                            Title:


                                       IBJ WHITEHALL BUSINESS CREDIT
                                       CORPORATION


                                       By:
                                            ------------------------------------
                                            Title:


                                       FOOTHILL CAPITAL CORPORATION


                                       By:
                                            ------------------------------------
                                            Title:


                                       TRANSAMERICA BUSINESS CREDIT
                                       CORPORATION


                                       By:
                                            ------------------------------------
                                            Title:


                                        6
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                                       DIME COMMERCIAL CORP.


                                       By:
                                            ------------------------------------
                                            Title:


                                       SOVEREIGN BANK


                                       By:
                                            ------------------------------------
                                            Title:


                                       THE PROVIDENT BANK


                                       By:
                                            ------------------------------------
                                            Title:


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